Exhibit 99.1

FORWARD-LOOKING STATEMENTS: We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Riverview Financial Corporation or its subsidiaries (collectively, the “Company” or “we”) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential”. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.   The Company cautions you that a number of important risk factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such risk factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in the provision for loan losses, changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors, including those related to the significant disruption to financial markets and economic activity due to the onset of the Coronavirus pandemic, that may be described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”) from time to time.   In light of risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

In the interest of an orderly meeting, we ask you to honor the following rules of procedure: 1. Only shareholders (record holders or beneficial holders) as of the record date or their lawfully designated proxies may vote at the meeting. 2. The business of the meeting will be taken up as set forth in the Agenda. 3. You need not vote at the meeting if you have already voted by proxy. However, if you wish to revoke your proxy and vote or if you have not voted, you will be able to vote your shares online during the meeting by webcast. 4. If you wish to ask a question or make a remark, you can do so by submitting your question during the meeting. No persons other than individual shareholders, proxyholders and representatives of an organization holding shares may ask questions or make remarks during the meeting. (Each shareholder shall be limited to two questions in an effort to provide an opportunity for all shareholders to participate) 5. The views, constructive comments and criticisms of shareholders are welcome, but the purpose of the meeting will be observed and the Chairman may not initiate or acknowledge discussions that are: ● irrelevant to the business of the Company; ● involving proposals which are related to the conduct of the Company’s ordinary business operations; or ● repetitious of statements made by other persons. RULES OF CONDUCT FOR THE ANNUAL MEETING OF SHAREHOLDERS

1. WELCOME BY JOHN SOULT, JR., CHAIRMAN OF THE BOARD OF RIVERVIEW FINANCIAL CORPORATION 2. INTRODUCTION OF DIRECTORS AND SENIOR OFFICERS. 3. PRESENTATION OF PROOF OF NOTICE OF MEETING. 4. PRESENTATION OF PROOF OF QUORUM. 5. DISCUSSION OF ITEMS TO BE VOTED UPON. 6. VOTING ON PROPOSALS. 7. PRESIDENT AND CHIEF EXECUTIVE OFFICER PRESENTATION, FOLLOWED BY Q&A SESSION. 8. REPORT OF JUDGES OF ELECTION. 9. ADJOURNMENT. Agenda June 11, 2020

William E. Wood Director CONGRATULATIONS ON YOUR RETIREMENT, BILL! Thank you for your Commitment and Leadership! William E. Wood has worked in the banking industry for over 40 years. In 1999, he was appointed as the CEO of CBT Bank. In 2006, Mr. Wood was appointed to the Board of Directors, serving the subsequent 14 years. We are appreciative of Mr. Wood’s loyalty and service. Best Wishes!

Leadership Presentation by our President & CEO, Brett D. Fulk

Financial Performance Year Ended Quarter Ended 12/31/2019 3/31/2020 3/31/2019 INCOME STATEMENTS: Interest Income $ 49,547 $ 10,688 $ 11,958 Interest Expense 8,600 1,917 2,207 Net Interest Income 40,947 8,771 9,751 Loan Loss Provision 2,406 1,800 583 Noninterest Income 8,514 2,930 1,811 Noninterest Expense 42,068 9,212 11,964 Income before Income Taxes 4,987 689 (985) Income Taxes 701 56 (298) Net Income $ 4,286 $ 633 $ (687) Earnings Per Share $0.47 $0.07 -$0.08 FOR THE YEAR ENDED DECEMBER 31, 2020 AND THREE MONTHS ENDED MARCH 31, 2020 AND 2019 (Dollars in Thousands, except per share information)

Net Interest Margin

Deposits Deposits declined $64.1 million in 2019 due to the reduced need to aggressively compete for deposit in parallel with decreased loan funding but increased $18.0 million, or 8% annualized, in the first quarter of 2020. The cost of deposits were 0.83% for the year ended December 31, 2019. The cost of deposits (including noninterest bearing demand accounts) declined to 0.77% in the first quarter of 2020.

Loans declined $41 million in 2019, but increased $35.3 million or 17% annualized in the first quarter of 2020. The decline in 2019 was caused by a delay in the pipeline build within new markets following new office openings and new employee hires, a more robust competitive environment for existing loan relationships and heightened level of loan payoffs. Asset quality of the loan portfolio is strong as evidenced by the Nonperforming Asset and Net Charge-off performance coupled with a mitigated risk profile as a result of diversification and weighted average Loan-to-Value ratios within our credit portfolio. Loans

Asset Quality

Asset Quality

Asset Quality

Bank Level Capital Adequacy Well Capitalized under Basel III Min. Regulatory Capital Ratios  under Basel III (with  2.5% capital buffer) At 12/31/2017 At 12/31/2018 At 12/31/2019 At 3/31/2020 Total risk-based capital (to risk-weighted assets) 10.0% 10.5% 10.4% 11.4% 12.4% 12.1% Tier 1 capital (to risk-weighted assets) 8.0% 8.5% 9.7% 10.7% 11.5% 11.2% Common equity tier 1 risk-based capital (to risk-weighted assets) 6.5% 7.0% 9.7% 10.7% 11.5% 11.2% Tier 1 capital (to average total assets) 5.0% 4.0% 8.0% 8.4% 9.1% 9.2%

2019 Strategic Efficiency Initiatives and Results During 2019 we embarked on a mission to improve our efficiency ratio through increasing noninterest income and reducing operating costs. We conducted a comprehensive analysis of deposit accounts and operating inefficiencies within the following areas: Branch Repositioning & New Market Penetration Technology Enhancements Deposit Product & Fee Restructuring Workforce and Operational Efficiency Modifications

Hiring new team members in target markets to enhance Loan, Deposit and Wealth Management growth, income and fee opportunities. Branch Optimization Strategy, whereby management identifies underperforming office locations for potential redeployment of resources into more attractive long-term growth markets: Closure of four underperforming offices in 2019, consolidation of a fifth office into a neighboring office that was formerly an LPO, and the sale of a sixth office to a local financial institution in the fourth quarter of 2019. Opened offices in Cumberland and Lehigh Counties and an LPO in Bucks County. Branch Repositioning & New Market Penetration

New Markets: Cumberland, Lehigh, Bucks & Centre Counties Branch Repositioning & New Market Penetration

Installed new digital phone system and redesigned computer network, resulting in annual savings totaling $350,000. Implemented remote access system which was instrumental in operating under the “Stay at Home” orders caused by the onset of the COVID-19 pandemic, resulting in providing remote workplaces for 1/3 of our workforce. Completed Windows 10 Upgrade and set the stage for widespread implementation of ITMs. Enhanced network security through deployment of multiple technological tools and resources. Technology Enhancements

RIVERVIEW FINANCIAL CORPORATION

2020 ANNUAL MEETING

Deposit Product & Fee Restructuring


MY PERKSPLUS
Roadside Assistance
Cell Phone Protection
Local Merchant Discounts
Prescription Drug Savings
Identity Theft Protection


Local Deals

Deposit Efficiency Study- resulted in increase fee revenue, increase balances and reduced costs to service deposit accounts.

- **PLUS Retail Checking suite launch in Q3 of 2019 captured new fee income while providing differentiating, value-added, lifestyle features to our consumers.**
  - Monthly service charges increased from $4,000 to $60,000.
  - 2,000 unprofitable accounts were eliminated over the past six months.
  - Remaining retail checking accounts experienced increased average balances, maintaining existing deposit portfolio balance.
  - eStatement adoption increased by 45% in Q4 of 2019, and by 300% YTD 2020 , lowering the number of non-imaged mail statement distribution by 8,000 each month.
  - Mobile Banking adoption increased by 30%, resulting in lower servicing costs and benefitting customers through the added convenience and security of accessing account information directly from their personal device.

19

An intentional branch focus on reduction of waived fees throughout the branch network. Revised minimum balance requirements on Commercial DDA accounts, resulting in increased annual income of $120,000. Continued focus on Treasury Management product and service development to increase fee income and provide convenience and security to our business customer base. Deposit Product & Fee Restructuring

Workforce and Operational Efficiency Modifications Organizational Structure – Combined the role of the President and CEO under one Executive Hired a Chief Strategy Officer Appointed a Chief Operating Officer Named the positions of Chief Financial Officer and Chief Risk Officer to Executive Management. Reduced size of Board of Directors from 16 members in 2018 to 11 following today’s shareholder meeting.

Workforce and Operational Efficiency Modifications • Staffing reductions from branch closures and consolidation of redundant overhead positions, resulting in pre-tax pro forma annual salary cost savings of $1.3 million. • Achieved cost savings through consolidation of bank divisions’ branding. • Benchmark study of branch hours based on competition and customer utilization of facilities which resulted in reduction of employee salary and benefit expenses. • Consumer loan underwriting automation system recently launched to improve process & meet efficiency standards.

Annual Community Impact Across our 14 county footprint, we support our local communities through action and contribution. 2019 Community Impact Highlights Volunteering Hours (276 employees) 1,100 Hours Total Contributions $558,236 Non-Profits Reach Over 330 Non-Profits

COVID-19 Bank Action Plan and Community Resources

COVID-19 Actions: Approximately one third of our work force is currently working from home. Strategic temporary closure of offices, successfully consolidating customer traffic into nearby offices or online and/or mobile banking applications. Operating lobby hours by appointment only, conducting business primarily through drive up facilities in all locations that remain open. Providing payment relief to borrowers experiencing financial stress due to Covid-19, including loan payment modifications for periods up to 6 months under guidelines established by regulatory agencies, avoiding a significant increase in troubled debt restructure classifications for eligible customers. Waiving late charges on loans and overdrafts on deposit accounts, upon request, for customers experiencing Covid-19 related financial hardship. Approximately $50,000 in waived fees as of May 22, 2020.

COVID-19 Actions (continued): Permitting penalty free early withdrawals from Certificates of Deposit, within certain parameters. Permitting customers to exceed the maximum monthly transaction count for non-demand deposit accounts subject to Regulation DD, as permitted by the temporary removal of this monthly limit by regulatory agencies.   Created a low cost, unsecured consumer loan program for customers experiencing financial hardship as a direct result of COVID-19. Participated in the CARES Act approved Paycheck Protection Program administered by the SBA as an SBA approved 7(a) lender in both rounds of program funding, successfully delivering PPP loan approvals to every eligible bank customer that applied for PPP funding with Riverview Bank.

COVID-19 Actions (continued): Established teams, working in various shifts or cycles to avoid contact one with another, helping to ensure the safety of our employees and continuity of service to our customers. Providing latex gloves and masks for all customer contact employees to help ensure the safety of both our customers and employees. Implementation of appropriate cleaning and sanitization protocols throughout the organization.   Donated $15,000 to the Central PA Food Bank, which services multiple local food banks throughout our footprint. Eliminated all Riverview Bank ATM fees during the current crisis. Approximately $40,000 in waived ATM fees as of May 22, 2020.

COVID-19 CREDIT ADMINISTRATION ACTIONS: With a significant portion of Pennsylvania’s economy shut down due to Stay at Home Orders to combat COVID-19, our loan officers remain in close contact with their customers to assist them with their needs and monitor the status of their operations and financial viability. Riverview has worked extensively on maintaining a position of strength with respect to asset quality and continuing adherence to strong credit administration practices remains a integral part of this process.

COVID-19 CREDIT ADMINISTRATION ACTIONS (continued): Our credit management practices include a number of processes, procedures and monitoring tools to manage credit risk that will assist us in navigating our Company through this pandemic, including but not limited to: Multi-signature and Committee Approval Systems (No single signature approvals). Concentration Management. CRE Stress Testing Conducted at both Loan and Portfolio Levels. Independent CRE Market Summary Reports Reviewed Quarterly. Loan Quality Review, Conducted Quarterly, Ensuring Continual Focus on Below “Pass” Risk Rated Credits Independent, External Loan Review Conducted Annually, at a Minimum.

Paycheck Protection Program ROUND 1 ROUND 2 TOTAL 4/10/20 – 4/22/20 4/28/20 – 5/27/20 May 27, 2020 # of Applications # of Applications # of Applications 293 964 1,257 $ Funded $ Funded $ Funded $39,557,048 $233,989,101 $273,546,149 Total Pre-Tax SBA Origination Fees Estimated - $7,600,000 Through May 27, 2020, Riverview closed 1,257 PPP loans totaling $273.5 million, resulting in pre-tax SBA origination fees approximating $7.6 million. The Company is primarily utilizing the Federal Reserve’s Paycheck Protection Program Liquidity Facility (“PPPLF”) to meet the funding needs of PPP loans.

Loan Modification Program As of April 30, 2020, we have granted temporary modifications to consumer and commercial loan customers for 355 loans with outstanding balances totaling $185,188,000, or 20.9% of total loan balances outstanding.

Loans Modified as of April 30, 2020 ($000)

The following table summarizes information concerning loan modifications made as of April 30, 2020, by loan classification: (Dollars in Thousands) Weighted Average Loan to Value Aggregate Deferred Payments Number of Loans Amount % of Outstanding Loan Balance % of Total Loan Classification % of Loans Modified Principal Interest Commercial 83 $24,522 20.20% $631 $315 Construction: Commercial 14 10,013 18.30% 69.6% 70.90% 50 128 Hospitality 3 15,761 88.90% 65.6% 72.10% 55 185 Total 17 25,774 35.50% 105 313 Commercial Real Estate: Multi Family 13 4,786 8.40% 66.3% 66.40% 74 44 Owner Occupied 69 30,897 24.50% 63.0% 59.10% 623 322 Non-Owner Occupied 29 48,413 21.80% 62.2% 69.50% 1,481 304 Hospitality 7 21,930 56.60% 65.0% 58.60% 241 276 Agricultural 10 6,725 20.50% 49.6% 58.30% 102 124 Total 128 112,751 23.70% 2,521 1,070 Residential Real Estate 116 21,897 10.40% 61.40% 307 320 Consumer 11 244 3.30% 8 6 Total 355 $185,188 20.90% $3,572 $2,024

Insider Ownership and Purchases Transactions by Insiders (# of shares) Transactions by Insiders (# of shares) Total Ownership of Insiders (1) FOR THE YEAR ENDED DECEMBER 31, 2019 FOR THE FIVE MONTHS ENDED MAY 31, 2020 AS OF MAY 31, 2020 PURCHASES SALES PURCHASES SALES Amount % of Outstanding Directors Paula M. Cherry 328 - 1,400 - 20,360 0.22% Albert J. Evans 7,998 - 2,150 - 45,504 0.49% Brett D. Fulk* 13,916 - 9,595 - 97,691 1.05% Maureen M. Gathagan 630 - 1,060 - 4,590 0.05% Mike Greenawalt 751 - 1,501 - 27,394 0.29% David W. Hoover 5,750 - - - 36,617 0.39% Joseph D. Kerwin 6,330 - 4,000 - 46,201 0.50% Kevin D. McMillen - - - - 23,726 0.25% Timothy E. Resh 1,050 - - - 4,579 0.05% Marlene K. Sample 59 - - - 10,926 0.12% John G. Soult, Jr. - - - - 34,435 0.37% William E. Wood - - 560 - 12,560 0.13% Executive Officers Scott A. Seasock* - - - - 14,848 0.16% Ginger G. Kunkel* 5,895 - 4,500 - 18,993 0.20% Steven A. Ehrlich* - - - - 1,044 0.01% Total 42,707 - 24,766 - 399,468 4.28% Insider Ownership (1) Insider Ownership (2) as of February 28, 2019 as of May 31, 2020 # of Shares % of Outstanding # of Shares % of Outstanding TOTAL INSIDERS 343,489 4.36% 399,468 4.28% * Named Executive Officers (1) Includes vested options (2) Includes vested options and restricted stock awards

Investor Services: Transfer Agent: American Stock Transfer and Trust, LLC (800) 937-5449 Dividend Reinvestment Direct Deposit Market Makers: Boenning & Scattergood (610) 862-5368 Keefe, Bruyette & Woods (212) 887-7777 Wedbush Securities (866) 662-0351 INFORMATION SOURCES: Riverview Website www.riverviewbankpa.com under “Investor Relations” Sec.gov - Current filings with the Securities and Exchange Commission Fdic.gov - Call Reports, Uniform Bank Performance Reports, Summary of Branch Deposits Scott A. Seasock Telephone:  717-827-4039 Email:  sseasock@riverviewbankpa.com Investor Relations |Contacts and Information Sources

THANK YOU for attending the 2020 Riverview Financial Corporation Annual Shareholder Meeting.